                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                             THOR INDUSTRIES, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 17, 1996

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
              AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY,
                NOVEMBER 14, 1996, UNLESS THE OFFER IS EXTENDED

                 TO: HARRIS TRUST AND SAVINGS BANK, DEPOSITARY
                      C/O HARRIS TRUST COMPANY OF NEW YORK

                             BY OVERNIGHT COURIER:

                           77 Water Street, 4th Floor
                               New York, NY 10005

                                    BY FACSIMILE TRANSMISSION
                                   (FOR ELIGIBLE INSTITUTIONS
           BY MAIL:                          ONLY):                          BY HAND:

      Wall Street Station              Fax: (212) 701-7636                Receive Window
         P.O. Box 1010                   (212) 701-7637             77 Water Street, 5th Floor
    New York, NY 10268-1010                                                New York, NY

                             CONFIRM BY TELEPHONE:

                                 (212) 701-7624

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN ONE OF THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE OF THOSE LISTED ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

                                             DESCRIPTION OF SHARES TENDERED
                                               (SEE INSTRUCTIONS 3 AND 4)

            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          CERTIFICATE(S) TENDERED
    (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))             (ATTACH SIGNED LIST IF NECESSARY)
                                                                                        NUMBER OF SHARES     NUMBER OF
                                                                          CERTIFICATE    REPRESENTED BY       SHARES
                                                                         (NUMBER(S))*    CERTIFICATE(S)*    TENDERED**
                                                                                  TOTAL SHARES TENDERED

  Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.*** (Attach additional signed list if necessary.) See Instruction 10.

  1st:         ;  2nd:         ;  3rd:         ;  4th:         ;  5th:

  *   Need not be completed if Shares are delivered by book-entry transfer.

  ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

  *** If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

    This Letter of Transmittal is to be used only (a) if certificates for Shares (as defined below) are to be forwarded with it (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) if a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") pursuant to Section 3 of the Offer to Purchase.

    Stockholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other required documents to the Depositary before the Expiration Date (as defined in the Offer to Purchase) or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of the Letter of Transmittal and any other required documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES, AND COMPLETE THE FOLLOWING:
       Name of Tendering Institution: ________________________________________

       Check Box of Applicable Book-Entry Transfer Facility:

                          / / DTC                   / / PDTC
       Account Number:  ______________________________________________________
       Transaction Code Number:  _____________________________________________

  / / CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:
       Name(s) of Registered Holder(s):  _____________________________________
       Date of Execution of Notice of Guaranteed Delivery: __________________ Name of Institution Which Guaranteed Delivery: _______________________

       Check Box of Applicable Book-Entry Transfer Facility and Give Account Number if Delivered by Book-Entry Transfer:

                                  / /  DTC                           / /  PDTC
       Account Number:  ______________________________________________________

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

  To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on October 16, 1996, and will continue to beneficially own as of the Expiration Date, an aggregate of fewer than 100 Shares.

  The undersigned either (check one box):

  / / was the beneficial owner as of the close of business on October 16, 1996, and will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares, all of which are being tendered; or

  / / is a broker, dealer, commercial bank, trust company or other nominee which:

       (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record holder; and

     (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner as of the close of business on October 16, 1996, and each such person will continue to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

  In addition, the undersigned is tendering Shares (check one box):

  / / at the Purchase Price (as defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box should not indicate the price per Share under "Price (in Dollars) Per Share at Which Shares Are Being Tendered" in this Letter of Transmittal); or

  / / at the price per Share indicated under "Price (in Dollars) Per Share at Which Shares Are Being Tendered" in this Letter of Transmittal.

    Ladies and Gentlemen:

    The undersigned hereby tenders to Thor Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of the Company's Common Stock, par value $0.10 per share (the "Shares" or the "Common Stock"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated October 17, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

    Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby and orders the registration of such Shares, if tendered by book-entry transfer, that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

    (a) deliver certificates for Shares or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to the Company that:

    (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

    (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read, understands and agrees with, all of the terms of the Offer.

    With respect to holders of certificates representing Shares tendered hereby, the names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

    The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single price per Share, not greater than $26 nor less than $24, net to the seller in cash (the "Purchase Price"), that it will pay for Shares properly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by stockholders tendering Shares. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 500,000 Shares (or such lesser number of Shares as are properly tendered and not withdrawn) at a price not greater than $26 nor less than $24 per Share pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including the proration terms and odd lot tender provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn at prices greater than the Purchase Price and Shares not purchased because of proration.

    The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of their registered holder, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

    The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the aggregate Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

              IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE,

                    USE A SEPARATE LETTER OF TRANSMITTAL FOR

                             EACH PRICE SPECIFIED.

                              CHECK ONLY ONE BOX.
            IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED

                     (EXCEPT AS OTHERWISE PROVIDED HEREIN),

                      THERE IS NO PROPER TENDER OF SHARES.

/ /  $24.000 / /  $24.625 / /  $25.250 / /  $25.875
/ /   24.125 / /   24.750 / /   25.375 / /   26.000
/ /   24.250 / /   24.875 / /   25.500
/ /   24.375 / /   25.000 / /   25.625
/ /   24.500 / /   25.125 / /   25.750

     SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)       (SEE INSTRUCTIONS 1, 4, 6 AND 9)

To be completed ONLY if certificates     To be completed ONLY if certificates
for Shares not tendered or not           for Shares not tendered or not
purchased and/or any check for the       purchased issued in the name of the
Purchase Price of Shares purchased are   undersigned and/or any check for the
to be issued in the name of and sent to  Purchase Price of Shares purchased
someone other than the undersigned.      issued in the name of the undersigned
                                         are to be sent to someone other than
                                         the undersigned or to the undersigned
                                         at an address other than that shown
                                         above.

Issue  / /  Check  / /  Certificates     Deliver  / /  Check  / /  Certificates
to:                                      to:

                 Name:                                    Name:
   ---------------------------------        ---------------------------------
            (Please Print)                           (Please Print)
               Address:                                 Address:
    -------------------------------          ------------------------------
---------------------------------------  ---------------------------------------
          (Include Zip Code)                       (Include Zip Code)
---------------------------------------
        (Tax Identification or
        Social Security Number)

                            STOCKHOLDER(S) SIGN HERE

                           (SEE INSTRUCTIONS 1 AND 6)

             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.
 ______________________________________________________________________________

                                 (Signature(s))
 Dated: _________________________________________________________________, 1996
 Name(s): _____________________________________________________________________
 ______________________________________________________________________________

                                 (Please Print)
 Capacity (full title): _______________________________________________________
 ______________________________________________________________________________
 Address: _____________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________

                               (Include Zip Code)
 Area Code and Telephone Number: ______________________________________________

 Tax Identification or
 Social Security Number(s): ___________________________________________________
 Dated: _________________________________________________________________, 1996

                           GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS 1 AND 6)
 Authorized Signature: ________________________________________________________
 Name: ________________________________________________________________________

                                 (Please Print)
 Title: _______________________________________________________________________
 Name of Firm: ________________________________________________________________
 Address: _____________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________
 ______________________________________________________________________________

                               (Include Zip Code)
 Area Code and Telephone Number: ______________________________________________
 Dated: _________________________________________________________________, 1996
 Tax Identification or Social Security Number(s): _____________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

    Each signature on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Shares tendered pursuant hereto are tendered (i) by a registered holder of the Shares who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, or (ii) for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In the event that a signature on this Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such guarantee must be by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder of the Shares, the Shares tendered must either (i) be endorsed by the registered holder with a signature thereon guaranteed by an Eligible Institution, or (ii) be accompanied by a stock power, in satisfactory form, as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature thereon guaranteed by an Eligible Institution. The term "registered holder" as used herein with respect to the Shares means any person in whose name the Shares are registered on the books of the Registrar.

    In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

    This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly and duly executed Letter of Transmittal or properly and duly executed facsimile of thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in this Letter of Transmittal and must be delivered to the Depositary on or before the Expiration Date. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

    Holders of Shares whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through an Eligible Institution by properly completing and by duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually executed facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in
Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    The Company will not accept any alternative or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of the tender.

3.  INADEQUATE SPACE.

    If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.  PARTIAL TENDERS AND UNPURCHASED SHARES.

    (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered" in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

5.  INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED.

    For Shares to be properly tendered, the stockholder MUST check the box indicating the price per share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal, provided, however, that an Odd Lot Owner (as defined in Instruction 8) may check the box above in the section entitled "Odd Lots" indicating that he or she is tendering all of his or her Shares at the Purchase Price. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of his or her share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

    (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

    (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

    (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) or certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made, or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by any person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s), and the signature(s) or such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

    (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person(s) should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act.

7.  STOCK TRANSFER TAXES.

    Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

    (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

    (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing the Letter of Transmittal then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

8.  ODD LOTS.

    As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by or on behalf of stockholders ("Odd Lot Owners") who beneficially hold, as of the close of business on October 16, 1996 and who continued to own as of the Expiration Date, an aggregate of fewer than 100 Shares and who tender all such Shares at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lots" is completed.

9.  SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

    If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificate(s) and/or check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

10. ORDER OF PURCHASE IN EVENT OF PRORATION.

    As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. If a stockholder is entitled to capital gain or loss treatment as described in Section 14 of the Offer to Purchase, the order of purchase may have an effect on the amount of any taxable gain or loss on the Shares purchased, depending on the stockholder's basis in the Shares. See Sections 1 and 14 of the Offer to Purchase.

11. IRREGULARITIES.

    All questions as to the number of Shares to be accepted, the price to be paid for the Shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other Person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

    Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

13. SUBSTITUTE FORM W-9 AND FORM W-8.

    Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

    The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

14. WITHHOLDING ON FOREIGN STOCKHOLDERS.

    Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income tax equal to 30% of the gross proceeds payable to a foreign stockholder or his agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. In order to apply for a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed Form 1001. In order to apply for exemption from withholding on the basis that the gross proceeds are effectively connected with the conduct of a trade or business in the United States, a foreign stockholder must deliver to the Depositary a properly completed Form 4224. These forms can be obtained from the Depositary. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any submitted certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g. Form 1001 or Form 4224), unless facts and circumstances indicate that reliance is not warranted or applicable law requires some other method for determining eligibility for determining whether a reduced rate or withholding is applicable. A foreign stockholder with respect to whom tax has been withheld may be eligible to obtain a refund of all or a portion of the withheld tax if such stockholder meets one of the exceptions for capital gain or loss treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedures.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment generally is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payment made to a stockholder or other payee with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that:

        (a) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or

        (b) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                      PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK

SUBSTITUTE              Part 1 -- PLEASE PROVIDE YOUR        Social Security Number
FORM W-9                TIN IN THE BOX AT RIGHT AND        OR ------------------------
                        CERTIFY BY SIGNING AND DATING        Employee Identification
                        BELOW                                          Number
                        Part 2 -- Check the box if you are NOT subject to backup
DEPARTMENT OF THE       withholding under the provisions of Section 3406(a)(1)(C) of
TREASURY INTERNAL       the Internal Revenue Code because (1) you are exempt from
REVENUE SERVICE         backup withholding, (2) you have not been notified by the
                        Internal Revenue Service that you are subject to backup
                        withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

PAYER'S REQUEST FOR     CERTIFICATION -- UNDER THE PENALTIES OF         Part 3 --
TAXPAYER                PERJURY, I CERTIFY THAT THE INFORMATION         Awaiting TIN
IDENTIFICATION NUMBER   PROVIDED ON THIS FORM IS TRUE, CORRECT AND      / /
(TIN)                   COMPLETE.
                        SIGNATURE ----------------------------
                        DATE ---------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
              CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

           I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
           Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

           ------------------------------------------  ------------------------------------------
                           Signature                                      Date

    FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED FROM ELIGIBLE INSTITUTIONS. THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH TENDERING STOCKHOLDER OR HIS OR HER BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                        THE DEPOSITARY FOR THE OFFER IS:
                         HARRIS TRUST AND SAVINGS BANK
                      C/O HARRIS TRUST COMPANY OF NEW YORK
                             BY OVERNIGHT COURIER:

                           77 WATER STREET, 4TH FLOOR
                               NEW YORK, NY 10005

                                 BY FACSIMILE TRANSMISSION
                                (FOR ELIGIBLE INSTITUTIONS
          BY MAIL:                        ONLY):                        BY HAND:

     WALL STREET STATION            FAX: (212) 701-7636              RECEIVE WINDOW
        P.O. BOX 1010                 (212) 701-7637           77 WATER STREET, 5TH FLOOR
   NEW YORK, NY 10268-1010                                            NEW YORK, NY

                             CONFIRM BY TELEPHONE:

                                 (212) 701-7624

    Any questions or requests for assistance or for additional copies of the Offer to Purchase or the Letter of Transmittal may be directed to the Information Agent. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                             D.F. KING & CO., INC.
                                77 WATER STREET
                            NEW YORK, NEW YORK 10005
                 BANKS AND BROKERS CALL COLLECT (212) 269-5550
                    ALL OTHERS CALL TOLL FREE (800) 829-6551